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                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-84754, 33-84756, 333-16765) of MK Gold Company of our report dated February 9, 2001 relating to the financial statements, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Salt Lake City, Utah
March 28, 2001